PLAINS MARKETING, L.P.

CONTRACT NO. 6137-1001 **Crude Oil Purchase Contract** Date: August 5, 2005

This contract by and between Natural Gas Systems, Inc. with an address of 820 Gessner, Suite 1340, Houston, TX 77024, and Plains Marketing L.P., (Buyer), covering the sale and delivery by Seller and the purchase and receipt by Buyer of the hereinafter specified oil is entered into in accordance with the following terms and conditions:

1. **Term.** The primary term shall be a period of 3 months from June 1, 2006, to August 31, 2006. The term shall be automatically extended month to month thereafter unless notice of non-renewal is given by either party hereto upon not less than thirty (30) days advance written notice to the other party.

2. **Quality and Crude Type.** North Louisiana Sweet

North Louisiana Low Cold Test

3. **Quantity.** An amount equal to actual lease receipts from lease(s) indicated on Exhibit "A" attached hereto and made a part hereof. (Approximately 216 barrels per day).

4. **Delivery.** Seller shall cause the oil to be delivered from lease facilities into the gathering facilities of Buyer or its designated carrier.

5. **Price.**

5.1 The per barrel price shall be the applicable posted price as indicated on attached Exhibit "A"; and with applicable gravity adjustments as indicated on attached Exhibit "A". All applicable taxes and royalty obligations under this contract shall be calculated based on this Section 5.1 price provision.

5.2 During the period June 1, 2006, to August 31, 2006, for 90 barrels per day from the leases listed on Exhibit "A", sold and delivered hereunder each calendar month attributable to Seller's working interest (not including volumes attributable to royalty or working interests attributable to third parties) the settlement due Seller shall be adjusted by an amount, positive or negative based on the calculation set forth below:

(a) If the Reference Price is less than $63.45 per barrel the ("Fixed Price"), then Buyer shall pay Seller per barrel the amount by which the Fixed Price exceeds the Reference Price; or

(b) If the Reference Price is greater than the Fixed Price, then the Buyer shall reduce the per barrel amount by which the Reference Price exceeds the Fixed Price.

5.3 For purposes of this Agreement the "Reference Price" means a price equal to the arithmetic average (rounded to three decimal places) of the daily settlement price for the "Light Sweet Crude Oil" prompt month contract reported by the New York Mercantile Exchange ("NYMEX") from the first day of the delivery month through the last day of the delivery month, excluding weekends and U.S. holidays. In the event of trading suspension (that is, the failure of the NYMEX to announce or publish a daily settlement price) or other market disruption event, then:

(1) only the days for which pricing is announced or published by the NYMEX shall be used for purposes of determining the Reference Price during the monthly calculation period and (2) the days for which pricing for this transaction is not published or announced by NYMEX shall be disregarded.

6. **Payment**. On or about the twentieth (20th) day of each calendar month following the month of delivery, Buyer will make the calculations for the monthly settlement amount specifying any amount payable giving details of any amount to be paid and payment shall be made to Seller.

7. **Special Provisions.**

7.1 Conoco's General Provisions dated January 01, 1993 attached hereto as Exhibit B are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern.

7.2 Seller agrees to pay all underlying royalty and other interest owners in accordance with the applicable oil and gas leases or other agreements under which payment of proceeds are due including obligations for valuation, timing of settlements, the fractional and/or decimal interest or title in production, oil production and/or severance taxes and compliance with applicable laws pertaining to payment of oil sale proceeds.

7.3 Seller may not assign this Agreement.

7.4 Events of Default and Termination.

7.4.1 An event of default ("Event of Default") with respect to a party hereto (the "Defaulting Party") shall mean any one of the following: (i) the failure of the Defaulting Party to make, when due, any payment or delivery under this agreement, required to be made; (ii) the failure of the Defaulting Party to comply with its other respective obligations under this agreement, and such failure continues uncured for five days after written notice thereof; or (iii) the Defaulting Party shall be subject to a bankruptcy proceeding.

7.4.2 Upon the occurrence of an Event of Default, as to the Defaulting Party, the other party (the "Non-Defaulting Party") may in its sole discretion, (i) terminate this agreement immediately; (ii) suspend performance of its obligations under this agreement until such Event of Default is cured; or (iii) withhold any payments due to the Defaulting Party until such Event of Default is cured.

7.5 The Defaulting Party will pay to the Non-defaulting Party, the Non-defaulting Party's Loss in respect of this Agreement. "Loss" means, with respect to this Agreement, and a party, the amount that party reasonably determines in good faith to be its total losses and costs in connection with this Agreement including any loss of bargain, cost of cover or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position.

7.6 This contract evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge by signing a copy of this contract and return it by fax to indicate your acceptance of and agreement to the terms stated herein. Unless we receive notice of your objections within five (5) business days, we will consider this document as final and binding on both parties.

7.7 The parties agree that faxed documents shall be deemed to be admissible as primary evidence in a court of law as original or as counterparts of the original documents, either of which are to be retained and available for inspection.

7.8 All invoices and notices given pursuant to this agreement shall be in writing, telex or faxed and shall be deemed delivered when received by the other party at the address specified below:

Notices and all other correspondence to Buyer shall be mailed or faxed as follows:

Plains Marketing L.P.
12700 Hillcrest Rd., Suite 158
Dallas, Texas 75230
Phone: (972) 991-7544
Fax: (972) 991-7547
Attn: Director, Keith Halloran
East Texas and North Louisiana Region

Invoices shall be mailed or faxed to Buyer as follows:

Plains Marketing L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002
Phone: (713) 646-4100
Fax: (713) 646-4680
Attn: Accounting Department

Notices and all other correspondence to Seller shall be mailed or faxed as follows:

Natural Gas Systems, Inc.
820 Gessner, Suite 1340
Houston, TX 77024

Phone: 713-935-0122
Fax: 713-935-0199
Attn: Bob Herlin

AGREED AND ACCEPTED

PLAINS MARKETING, L.P.
By Plains Marketing GP Inc.
Its General Partner

[signature]

Keith D. Halloran
Director, East Texas and North Louisiana Region
and Attorney in Fact

AGREED AND ACCEPTED:

Natural Gas Systems, Inc.

By: [signature]

Name: Robert S. Herlin

Title: President

Date: Sept 7, 2005

Log # 13436

PLAINS
MARKETING, L.P.

CONTRACT NO. 6137-1001 **Crude Oil Purchase Contract** Date: May 9, 2005

This contract by and between Natural Gas Systems, Inc. with an address of 820 Gessner, Suite 1340, Houston, TX 77024, and Plains Marketing L.P., (Buyer), covering the sale and delivery by Seller and the purchase and receipt by Buyer of the hereinafter specified oil is entered into in accordance with the following terms and conditions:

1. **Term.** The primary term shall be a period of 3 months from March 1, 2006, to May 31, 2006. The term shall be automatically extended month to month thereafter unless notice of non-renewal is given by either party hereto upon not less than thirty (30) days advance written notice to the other party.

2. **Quality and Crude Type.** North Louisiana Sweet

North Louisiana Low Cold Test

3. **Quantity.** An amount equal to actual lease receipts from lease(s) indicated on Exhibit "A" attached hereto and made a part hereof. (Approximately 150 barrels per day).

4. **Delivery**. Seller shall cause the oil to be delivered from lease facilities into the gathering facilities of Buyer or its designated carrier.

5. **Price**.

5.1 The per barrel price shall be the applicable posted price as indicated on attached Exhibit "A"; and with applicable gravity adjustments as indicated on attached Exhibit "A". All applicable taxes and royalty obligations under this contract shall be calculated based on this Section 5.1 price provision.

5.2 During the period March 1, 2006, to May 31, 2006, for 70 barrels per day from the leases listed on Exhibit "A", sold and delivered hereunder each calendar month attributable to Seller's working interest (not including volumes attributable to royalty or working interests attributable to third parties) the settlement due Seller shall be adjusted by an amount, positive or negative based on the calculation set forth below:

(a) If the Reference Price is less than $52.55 per barrel the ("Fixed Price"), then Buyer shall pay Seller per barrel the amount by which the Fixed Price exceeds the Reference Price; or

(b) If the Reference Price is greater than the Fixed Price, then the Buyer shall reduce the per barrel amount by which the Reference Price exceeds the Fixed Price.

5.3 For purposes of this Agreement the "Reference Price" means a price equal to the arithmetic average (rounded to three decimal places) of the daily settlement price for the "Light Sweet Crude Oil" prompt month contract reported by the New York Mercantile Exchange ("NYMEX") from the first day of the delivery month through the last day of the delivery month, excluding weekends and U.S. holidays. In the event of trading suspension (that is, the failure of the NYMEX to announce or publish a daily settlement price) or other market disruption event, then:

(1) only the days for which pricing is announced or published by the NYMEX shall be used for purposes of determining the Reference Price during the monthly calculation period and (2) the days for which pricing for this transaction is not published or announced by NYMEX shall be disregarded.

6. **Payment**. On or about the twentieth (20th) day of each calendar month following the month of delivery, Buyer will make the calculations for the monthly settlement amount specifying any amount payable giving details of any amount to be paid and payment shall be made to Seller.

7. **Special Provisions.**

7.1 Conoco's General Provisions dated January 01, 1993 attached hereto as Exhibit B are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern.

7.2 Seller agrees to pay all underlying royalty and other interest owners in accordance with the applicable oil and gas leases or other agreements under which payment of proceeds are due including obligations for valuation, timing of settlements, the fractional and/or decimal interest or title in production, oil production and/or severance taxes and compliance with applicable laws pertaining to payment of oil sale proceeds.

7.3 Seller may not assign this Agreement.

7.4 Events of Default and Termination.

7.4.1 An event of default ("Event of Default") with respect to a party hereto (the "Defaulting Party") shall mean any one of the following: (i) the failure of the Defaulting Party to make, when due, any payment or delivery under this agreement, required to be made; (ii) the failure of the Defaulting Party to comply with its other respective obligations under this agreement, and such failure continues uncured for five days after written notice thereof; or (iii) the Defaulting Party shall be subject to a bankruptcy proceeding.

7.4.2 Upon the occurrence of an Event of Default, as to the Defaulting Party, the other party (the "Non-Defaulting Party") may in its sole discretion, (i) terminate this agreement immediately; (ii) suspend performance of its obligations under this agreement until such Event of Default is cured; or (iii) withhold any payments due to the Defaulting Party until such Event of Default is cured.

7.5 The Defaulting Party will pay to the Non-defaulting Party, the Non-defaulting Party's Loss in respect of this Agreement. "Loss" means, with respect to this Agreement, and a party, the amount that party reasonably determines in good faith to be its total losses and costs in connection with this Agreement including any loss of bargain, cost of cover or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position.

7.6 This contract evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge by signing a copy of this contract and return it by fax to indicate your acceptance of and agreement to the terms stated herein. Unless we receive notice of your objections within five (5) business days, we will consider this document as final and binding on both parties.

7.7 The parties agree that faxed documents shall be deemed to be admissible as primary evidence in a court of law as original or as counterparts of the original documents, either of which are to be retained and available for inspection.

7.8 All invoices and notices given pursuant to this agreement shall be in writing, telex or faxed and shall be deemed delivered when received by the other party at the address specified below:

Notices and all other correspondence to Buyer shall be mailed or faxed as follows:

Plains Marketing L.P.
12700 Hillcrest Rd., Suite 158
Dallas, Texas 75230
Phone: (972) 991-7544
Fax: (972) 991-7547
Attn: Director, Keith Halloran
East Texas and North Louisiana Region

Invoices shall be mailed or faxed to Buyer as follows:

Plains Marketing L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002
Phone: (713) 646-4100
Fax: (713) 646-4680
Attn: Accounting Department

Notices and all other correspondence to Seller shall be mailed or faxed as follows:

Natural Gas Systems, Inc.
820 Gessner, Suite 1340
Houston, TX 77024

Phone: 713-935-0122
Fax: 713-935-0199
Attn: Bob Herlin

AGREED AND ACCEPTED

PLAINS MARKETING, L.P.
By Plains Marketing GP Inc.
Its General Partner

Keith D. Halloran
Director, East Texas and North Louisiana Region
and Attorney in Fact W. King

AGREED AND ACCEPTED:

Natural Gas Systems, Inc.

By: ______________

Name: Robert S. Herlin

Title: President

Date: 5-23-05

B

NATURE SAVER™ FAX MEMO 01616

To Sterling	Date 4/7 # of pages ▶ 3
	From Maria Baker
Co./Dept.	Co.
Phone #	Phone #
Fax # 713/935-0199	Fax #

P
MA

CONTRACT NO. 6137-1001 **Crude Oil Purchase Contract** Date: February 23, 2005

This contract by and between Natural Gas Systems, Inc. with an address of 820 Gessner, Suite 1340, Houston, TX 77024, and Plains Marketing L.P., (Buyer), covering the sale and delivery by Seller and the purchase and receipt by Buyer of the hereinafter specified oil is entered into in accordance with the following terms and conditions:

1. **Term.** The primary term shall be a period of 12 months from March 1, 2005, to February 28, 2006. The term shall be automatically extended month to month thereafter unless notice of non-renewal is given by either party hereto upon not less than thirty (30) days advance written notice to the other party.

2. **Quality and Crude Type.** North Louisiana Sweet

   North Louisiana Low Cold Test

3. **Quantity.** An amount equal to actual lease receipts from lease(s) indicated on Exhibit "A" attached hereto and made a part hereof. (Approximately 150 barrels per day).

4. **Delivery.** Seller shall cause the oil to be delivered from lease facilities into the gathering facilities of Buyer or its designated carrier.

5. **Price.**

5.1 The per barrel price shall be the applicable posted price as indicated on attached Exhibit "A"; and with applicable gravity adjustments as indicated on attached Exhibit "A". All applicable taxes and royalty obligations under this contract shall be calculated based on this Section 5.1 price provision.

5.2 During the period March 1, 2005, to February 28, 2006, for 70 barrels per day from the leases listed on Exhibit "A", sold and delivered hereunder each calendar month attributable to Seller's working interest (not including volumes attributable to royalty or working interests attributable to third parties) the settlement due Seller shall be adjusted by an amount, positive or negative based on the calculation set forth below:

(a) If the Reference Price is less than $48.35 per barrel the ("Fixed Price"), then Buyer shall pay Seller per barrel the amount by which the Fixed Price exceeds the Reference Price; or

(b) If the Reference Price is greater than the Fixed Price, then the Buyer shall reduce the per barrel amount by which the Reference Price exceeds the Fixed Price.

5.3 For purposes of this Agreement the "Reference Price" means a price equal to the arithmetic average (rounded to three decimal places) of the daily settlement price for the "Light Sweet Crude Oil" prompt month contract reported by the New York Mercantile Exchange ("NYMEX") from the first day of the delivery month through the last day of the delivery month, excluding weekends and U.S. holidays. In the event of trading suspension (that is, the failure of the NYMEX to announce or publish a daily settlement price) or other market disruption event, then:

(1) only the days for which pricing is announced or published by the NYMEX shall be used for purposes of determining the Reference Price during the monthly calculation period and (2) the days for which pricing for this transaction is not published or announced by NYMEX shall be disregarded.

6. **Payment**. On or about the twentieth (20th) day of each calendar month following the month of delivery, Buyer will make the calculations for the monthly settlement amount specifying any amount payable giving details of any amount to be paid and payment shall be made to Seller.

7. **Special Provisions.**

7.1 Conoco's General Provisions dated January 01, 1993 attached hereto as Exhibit B are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern.

7.2 Seller agrees to pay all underlying royalty and other interest owners in accordance with the applicable oil and gas leases or other agreements under which payment of proceeds are due including obligations for valuation, timing of settlements, the fractional and/or decimal interest or title in production, oil production and/or severance taxes and compliance with applicable laws pertaining to payment of oil sale proceeds.

7.3 Seller may not assign this Agreement.

7.4 Events of Default and Termination.

7.4.1 An event of default ("Event of Default") with respect to a party hereto (the "Defaulting Party") shall mean any one of the following: (i) the failure of the Defaulting Party to make, when due, any payment or delivery under this agreement, required to be made; (ii) the failure of the Defaulting Party to comply with its other respective obligations under this agreement, and such failure continues uncured for five days after written notice thereof; or (iii) the Defaulting Party shall be subject to a bankruptcy proceeding.

7.4.2 Upon the occurrence of an Event of Default, as to the Defaulting Party, the other party (the "Non-Defaulting Party") may in its sole discretion, (i) terminate this agreement immediately; (ii) suspend performance of its obligations under this agreement until such Event of Default is cured; or (iii) withhold any payments due to the Defaulting Party until such Event of Default is cured.

7.5 The Defaulting Party will pay to the Non-defaulting Party, the Non-defaulting Party's Loss in respect of this Agreement. "Loss" means, with respect to this Agreement, and a party, the amount that party reasonably determines in good faith to be its total losses and costs in connection with this Agreement including any loss of bargain, cost of cover or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position.

7.6 This contract evidences our understanding of the entire agreement and shall constitute the formal contract. Please acknowledge by signing a copy of this contract and return it by fax to indicate your acceptance of and agreement to the terms stated herein. Unless we receive notice of your objections within five (5) business days, we will consider this document as final and binding on both parties.

7.7 The parties agree that faxed documents shall be deemed to be admissible as primary evidence in a court of law as original or as counterparts of the original documents, either of which are to be retained and available for inspection.

7.8 All invoices and notices given pursuant to this agreement shall be in writing, telex or faxed and shall be deemed delivered when received by the other party at the address specified below:

Notices and all other correspondence to Buyer shall be mailed or faxed as follows:

Plains Marketing L.P.
12700 Hillcrest Rd., Suite 158
Dallas, Texas 75230
Phone: (972) 991-7544
Fax: (972) 991-7547
Attn: Director, Keith Halloran
East Texas and North Louisiana Region

Invoices shall be mailed or faxed to Buyer as follows:

Plains Marketing L.P.
333 Clay Street, Suite 1600
Houston, Texas 77002
Phone: (713) 646-4100
Fax: (713) 646-4680
Attn: Accounting Department

Notices and all other correspondence to Seller shall be mailed or faxed as follows:

Natural Gas Systems, Inc.
820 Gessner, Suite 1340
Houston, TX 77024

Phone: 713-935-0122
Fax: 713-935-0199
Attn: Bob Herlin

AGREED AND ACCEPTED

PLAINS MARKETING, L.P.
By Plains Marketing GP Inc.
Its General Partner H. King

Keith D. Halloran
Director, East Texas and North Louisiana Region
and Attorney in Fact H. King

AGREED AND ACCEPTED:

Natural Gas Systems, Inc

By: ____________________

Name: Robert S. Herlin

Title: President

Date: 3/3/05